                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: December 15, 1999


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
           ----------------------------------------------------------
                  (Originator of the Trust referred to herein)
           (Exact name of the registrant as specified in its charter)


                     CHASE MANHATTAN AUTO OWNER TRUST 1998-A
                     ---------------------------------------
                                    (Issuer)


         Delaware                         333-36939               22-2382082
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)


       802 Delaware Avenue, Wilmington, Delaware                   19801
       -----------------------------------------                ----------
       (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (302) 575-5033

Item 5.  Other Events:

         Chase Manhattan Auto Owner Trust 1998-A is the issuer of 4 classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of February 1, 1998, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller and as servicer, and Chase Manhattan Owner Trust, as issuer.

         On December 15, 1999, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the monthly statement to certificateholders for each of the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).   Exhibits

             Exhibits         Description
             --------         -----------

             20.1 Monthly Statement to Certificateholder with respect to the December 15, 1999 distribution.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 23, 1999

                                             By: THE CHASE MANHATTAN BANK,
                                             USA, NATIONAL ASSOCIATION
                                             as Servicer


                                             By: /s/ Patricia Garvey
                                                 -------------------------------
                                                 Name:  Patricia Garvey
                                                 Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.            Description
-----------            -----------
20.1                   Statement to Certificateholders dated 12/15/1999
                       delivered pursuant to Section 5.8 of the Sale and Servicing Agreement dated as of February 1, 1998.